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                                                                   EXHIBIT 10.20



                    SECOND WAIVER AND AGREEMENT WITH RESPECT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


                  This Second Waiver and Agreement with Respect to Amended and Restated Credit Agreement (this "Agreement") dated as of October 30, 2002 is entered into by and among Texas Petrochemicals LP, a Texas limited partnership (the "Company"), TPC Holding Corp., a Delaware corporation (the "Parent"), those Lenders that execute a counterpart of this Agreement and JPMorgan Chase Bank (formerly The Chase Manhattan Bank, the successor by merger to Chase Bank of Texas, National Association), individually as a Lender and the Swing Line Lender and as agent for the other Lenders (in such latter capacity together with any other Person who becomes the agent, the "Agent"), ABN AMRO North America, Inc. as agent for ABN AMRO Bank, N.V., and The Bank of Nova Scotia, each individually as a Lender and together as co-documentation agents for the other Lenders (in such capacity, together with any other Person who becomes a documentation agent, the "Documentation Agents").

                  WHEREAS, the Company, the Parent, the Lenders, the Agent, the Swing Line Lender and the Documentation Agents are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2000, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of January 1, 2001, by a Second Amendment to Amended and Restated Credit Agreement dated as of July 1, 2001 and by a Waiver and Agreement with Respect to Amended and Restated Credit Agreement (the "First Waiver") dated as of September 26, 2002 (the Amended and Restated Credit Agreement as so amended, the "Credit Agreement"; capitalized terms used herein, unless otherwise defined, are used as defined in the Credit Agreement); and

                  WHEREAS, the Company has requested the Lenders to waive its compliance with Section 8.13(b) of the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Waiver Section 8.13(b). Compliance by the Company with
Section 8.13(b) of the Credit Agreement is hereby waived for the period from and including September 30, 2002 to and including November 29, 2002.

                  2. Representation and Agreements. (a) In consideration of the waiver set forth in Section 1, the Company hereby (i) represents to the Lenders that the sum of all Loans outstanding plus all Letter of Credit Obligations does not exceed $26,000,000 and (ii) agrees with the Lenders that any such Loan that is repaid and any Letter of Credit that expires shall not be reborrowed or reissued, as the case may be (the "Borrowing Limitation"). Notwithstanding the foregoing, the Company agrees with the Lenders and the Agent and the Lenders that the Borrowing Limitation shall not affect its obligation to pay Revolving Credit Commitment Fees pursuant to Section 4.01(a) of the Credit Agreement.

                  (b) In further consideration of the waiver set forth in
Section 1, the Company agrees that from and after the date of this Agreement, the Company will not (i) make any additional Investments pursuant to Section 8.05(f) or (g) of the Credit Agreement, (ii) pay any additional


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dividend or make any other additional distribution pursuant to Section
8.07(a)(v) of the Credit Agreement and (iii) notwithstanding the exception in
Section 8.09 of the Credit Agreement, make any voluntary prepayments or defeasements of principal or interest on any other Indebtedness of the Company (including the Subordinated Debt).

                  3. Ratification. (a) The Credit Agreement, the Notes and the other Loan Documents, as affected by this Agreement, shall continue in full force and effect, and are hereby ratified and confirmed; and

                  (b) Nothing in this Agreement releases any right, claim, lien, security interest or entitlement of the Agent or any Lender created by or contained in any of such documents nor is the Company or any other Person released from any covenant, warranty or obligation created by or contained therein.

                  4. Representations and Warranties. The Company hereby represents and warrants to the Lenders that (a) the Credit Agreement as affected by this Agreement has been duly authorized, executed and delivered on behalf of the Company, (b) this Agreement constitutes a valid and legally binding agreement enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) after giving effect to this Agreement, the representations and warranties by the Company contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (unless any such representation or warranty expressly relates to an earlier date or is no longer true solely as a result of transactions not prohibited by the Credit Agreement, as affected by this Agreement, and the other Loan Documents) and (d) after giving effect to this Agreement, no Default exists under the Credit Agreement or any of the other Loan Documents.

                  5. Reference to the Credit Agreement and Effect on the Notes and Other Loan Documents.

                  (a) Upon the effectiveness of the waiver set forth in Section 1 and the agreements set forth in Section 2, each reference in the Credit Agreement to "this Agreement", "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as affected hereby.

                  (b) Upon the effectiveness of the waiver set forth in Section 1 and the agreements set forth in Section 2, each reference in the Notes and the other Loan Documents to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as affected hereby.

                  6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

                  7. Ratification by Other Parties. By its execution of this Agreement each of the Parent, the Limited Partner, Holding Co. and Texas Butylene Chemical Corporation hereby consents and agrees to the provisions of this Agreement, represents and warrants that the representations by it and its Subsidiaries contained in Article VI of the Credit Agreement, as affected hereby, are true and correct in all material respects as though made as of the date hereof (unless any such representation and warranty expressly relates to an earlier date or is no longer true solely as a result of transactions not prohibited by the Credit Agreement, as affected hereby, and the other Loan Documents), and ratifies and confirms the Loan Documents to which it is a party, as affected hereby.

                  8. Effectiveness of Agreement. This Agreement shall become effective as of October 30, 2002 upon (a) the execution hereof by the Company, the Parent, the Limited Partner, Holding Co., Texas Butylene Chemical Corporation and Lenders constituting the Majority Lenders under the Credit Agreement (whether or not all Lenders listed on the signature pages hereof execute this Agreement), (b) the payment to the Administrative Agent for the account of each Lender executing this Agreement and delivering its signature page on or prior to October 30, 2002 of a


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waiver fee equal to .10% of such Lender's Commitment, and (c) the payment to
Andrews & Kurth L.L.P. of all outstanding statements for fees and expenses.

                  9. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA, AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF THE LENDER OTHERWISE PREEMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

                  10. Final Agreement of the Parties. THE CREDIT AGREEMENT, AS AFFECTED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ALL EXHIBITS AND SCHEDULES THERETO) CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    Company:

                                    TEXAS PETROCHEMICALS LP

                                    By:      TPC HOLDING CORP.,
                                             as General Partner


                                             By:
                                                      -------------------------
                                             Name:
                                                      -------------------------
                                             Title:
                                                      -------------------------


                                    Parent:

                                    TPC HOLDING CORP.


                                    By:
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                                    Name:
                                             ----------------------------------
                                    Title:
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